Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Nutriband Inc. (the “Company”) on Form 10-K for the year ended January 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gareth Sheridan, chief executive officer, and I, Serguei Melnik, chief financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 19, 2019	/s/ Gareth Sheridan
Gareth Sheridan, Chief Executive Officer
(Principal Executive Officer)

April 19, 2019	/s/ Serguei Melnik
Serguei Melnik, Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Nutriband Inc. and will be retained by Nutriband Inc. and furnished to the Securities and Exchange Commission or its staff upon request.